COVID- 19 Response and Impact Overview Updated August 31, 2020 SUPPLEMENTAL INFORMATION

FORWARD LOOKING STATEMENTS This news presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans, including the credit exposure of certain loan products and other components of our business that could be impacted by the COVID-19 pandemic. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this news release. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: deteriorating economic conditions and macroeconomic factors such as unemployment rates and the volume of bankruptcies, as well as changes in monetary, fiscal or tax policy to address the impact of COVID-19, any of which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that the credit quality of our borrowers declines; potential declines in the value of the collateral for secured loans; the risk that steps we have taken to strengthen our overall credit administration are not effective; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities; the risk that our efforts to develop a robust commercial banking platform may not succeed; and the risk that we may be unable to realize our expected level of increasing deposit inflows. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Readers of this presentation are encouraged to review the additional information regarding these and other risks and uncertainties to which our business is subject that are contained in our Annual Report on Form 10-K for the year ended December 31, 2019 which is on file with the Securities and Exchange Commission (the “SEC”). Additional information is set forth in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2020, which is on file with the SEC, and readers of this presentation are urged to review the additional information that is contained in that report. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. 2

“WELLNESS CHECKS” ON CLIENTS _________________________________ . Initial contacts with clients beginning in early February centered on supply chain impacts associated with China trade Moderate but Stable to . Extended client outreach in March and June regarding business March Acceptable, Positive, impact of COVID-19 due to shutdown orders 42% 43% . During March and June, conducted qualitative assessment regarding degree of impact on core clients, including rolling cash flow forecasts Heavy, 14% . RYG* qualitative ratings -- see right . June review covered $788 million in total loan balances, or 95% of the total C&I and CRE loan portfolios (excluding PPP) Stable to Moderate Positive, . Improvement experienced due to implementation of reopening efforts June but 57% pursuant to State and local guidance Acceptable, 36% . Line utilization increased to 67% at the end of March, returned to 61% in June; seasonal levels normally in the low 60s% Heavy, 7% *Red rating related to those businesses that were heavily impacted, Yellow for those businesses that impact was moderate but acceptable, and Green for those businesses who were stable to positive. 3

“WELLNESS CHECKS” ON CLIENTS RYG by Loan Grade _________________________________ Pass Watch/Special Mention Classified 22% 45% 13% 63% 22% 36% 1% 33% 65% 4

“WELLNESS CHECKS” ON CLIENTS RYG by Loan Type _________________________________ C&I Commercial Real Estate* 65% 44% 44% 31% 12% 4% LTV** of 63% * CRE-Owner occupied, CRE-Non-owner occupied, Multifamily and Construction ** Dollar weighted average based upon LTV at origination 5

COMMERCIAL LOAN PORTFOLIO* Exposure to High Risk Sectors _________________________________ Percent Classified Percent Amount Of Total Amount Classified NAICS Category (millions) Loans (millions) Loans (Dollars in millions) Health care and social assistance (62) $ 20.0 2.4% $ 0.3 0.4% Entertainment/movie theaters (71/5121) 47.5 5.7% 19.4 23.5% Accommodation and food services (72) 37.9 4.5% - - Retail trade (44/45) 28.4 3.4% 0.5 0.6% Wholesale (42) 31.8 3.8% 0.8 0.9% Transportation/distribution (48) 30.9 3.7% 12.2 14.8% Total high risk sectors $196.5 23.5% $33.1 40.2% *Includes C&I and Commercial Real Estate, excluding PPP as of June 30, 2020 6

“WELLNESS CHECKS” ON CLIENTS RYG by COVID High Impact Industries _________________________________ 100% 31% 13% 70% 30% 55% Healthcare Entertainment/Movie Theatres Accommodation/Food Service 55% 57% 41% 39% 43% 24% 20% 20% Retail Wholesale Transportation/Distribution 7

INITIAL LOAN PAYMENT* DEFERRALS GRANTED By Loan Category _________________________________ Real Estate Classified Loan Category Amount Number LTV** Amount (Dollars in millions) Commercial & industrial $62.9 57 $8.7 Commercial real estate – owner occupied 62.9 18 59.8% 25.2 Commercial real estate – non-owner occupied 38.6 12 56.8% - Multifamily 12.7 3 58.9% - Consumer 11.3 147 0.4 Residential 4.4 6 - Totals $192.8 243 $34.3 * 60-day deferrals primarily of principal and interest, except in the case of interest only loans, as of June 30, 2020 ** Dollar weighted average based upon LTV at origination 8

INITIAL LOAN PAYMENT* DEFERRALS GRANTED Number by Month _________________________________ Loan Category Mar Apr May Jun Commercial & industrial 6 15 35 1 Commercial real estate – owner occupied - 4 7 1 Commercial real estate – non-owner occupied - 8 7 3 Multifamily - 2 1 - Consumer 41 89 16 1 Residential 1 1 2 2 Totals 48 119 68 8 *as of June 30, 2020 9

CURRENT* LOAN PAYMENT DEFERRALS By Loan Category _________________________________ 1st Deferral 2nd Deferral Loan Category Amount Number Amount Number (Dollars in millions) Commercial & industrial $ - - $2.4 13 Commercial real estate – owner occupied - - - - Commercial real estate – non-owner occupied 0.3 1 16.4 1 Multifamily 8.7 1 - - Consumer .1 3 0.4 6 Residential 1.0 2 - - Totals $10.1 7 $18.9 20 * Loans under deferred payment status as of August 31, 2020 10

LOAN PORTFOLIO 6-30-20 Asset Quality Ratings by Category _________________________________ Special Sub Loan Category Pass Mention Standard Doubtful Total (Dollars in millions) Commercial & industrial $ 623.7 $20.3 $50.5 $3.8 $698.3 Commercial real estate – owner occupied 163.7 4.2 27.5 - 195.4 Commercial real estate – non-owner occupied 203.3 - - - 203.3 Multifamily 164.2 0.4 - - 164.6 Construction and land development 7.2 - - - 7.2 Consumer 84.8 - 0.6 - 85.4 Residential 15.5 - - - 15.5 Totals $1,262.4 $24.9 $78.6 $3.8 $1,369.7 11

LOAN PORTFOLIO 6-30-20 Reserve Coverage by Category _________________________________ Reserve to Reserve to Loan Category Balance Classified Reserve Balance Classified (Dollars in millions) Commercial & industrial (excluding PPP) $ 418.0 $54.3 $11.5 2.75% 21.13% Commercial real estate – owner occupied 195.4 27.5 2.2 1.13% 8.02% Commercial real estate – non-owner occupied 203.3 - 1.6 0.78% - Multifamily 164.6 - 0.9 0.58% - Construction and land development 7.2 - .1 1.06% - Consumer 85.4 0.6 1.5 1.73% 239.06% Residential 15.5 - .4 2.54% - Totals (excluding PPP) 1,089.4 82.4 18.2 1.67% 22.04% PPP (100% SBA guarantee) 280.3 - - - - Total gross loans $1,369.7 $82.4 $18.2 1.33% 22.04% 12

PAYCHECK PROTECTION PROGRAM (PPP) _________________________________ Launched Online • Began accepting applications 1st day, April 3rd Application Portal • Received over 300 initial applications day-1 Program • Processed and funded a total of 700 applications • Round 1: Funded 430 loans totaling $243 million Successes • Round 2: Funded 270 loans totaling $49 million • Funded average loan size of $417 thousand Key PPP Metrics • Workforce in excess of 36,000 for funded/approved applicants • Processing fees expected to exceed $7.5 million 100% of Funding • Additional $176mm available from FHLB • $135mm available from Federal Reserve excluding PPP Need in Place • PPP loans pledged as collateral with Federal Reserve through PPPLF 13

PAYCHECK PROTECTION PROGRAM (PPP) Distribution of Loans by Size _________________________________ Number Amount 1%2% 8% 6% 15% 10% 18% 20% 55% 27% 18% 20% $5-10 million $2-5 million $1-2 million $350,000-1 million $150,000-350,000 Under $150,000 14

PAYCHECK PROTECTION PROGRAM (PPP) New Client Acquisition _________________________________ 297 New Clients Average of $38.7 million 1.6 treasury $87.3 million in DDA management in PPP loans balances products per client 15

LOAN* PRODUCTION AND PORTFOLIO TRENDS _________________________________ $60 68% $50 Millions 66% $40 $30 64% $20 $10 62% $0 60% -$10 -$20 58% -$30 -$40 56% Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 CY New Loan Origination** Pre-Existing Loan Draw/(Pay Down) Pay Offs C&I Utilization Rate * Excludes SBA Paycheck Protection Program loans ** Reflects current year cumulative net change in month inclusive of working capital line activity 16

NEW C&I LOAN* PRODUCTION and LINE UTILIZATION _________________________________ $16 $14 Millions Average of 45% $12 utilization for new $10 loan originations $8 $6 $4 $2 $0 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Commitment Current Outstanding *Excludes SBA Paycheck Protection Program loans 17

EXPENSE MANAGEMENT INITIATIVES _________________________________ . Core revenue growth expectations for 2020 hampered by interest rate cuts and more challenging environment for loan production . Initiated evaluation of operations during Q1 to adjust operating expenses in light of lower near-term revenue expectations . Company wide reorganization for efficiency while maintaining the ability to grow revenue . Eliminated over 11% of positions in early April, primarily senior/middle management positions along with changes to other compensation elements . Reductions in certain professional services . Approximate annual cost savings of $3.0 million 18

EXPENSE MANAGEMENT INITIATIVES Talent Management _________________________________ . Interim Chief Credit Officer made permanent – Robert Anderson . Internal promotion of Head of Operations and Client Experience – Shamara Vizcarra . Outside recruitment of Chief Banking Officer – Sean Foley . Hired to fill key revenue generating positions . Two new Regional Managers . One Relationship Manager . New hires are upgrades in talent and not “add-backs” to expense reductions 19

ACTIONS TO MITIGATE NIM COMPRESSION _________________________________ . Floors in variable rate loan structures increased loan yield . 60%+ of C&I and CRE loans classified as fixed rate, . of which over 50% are variable rate loans where indexed rate is at or below floor . PPP accretive to loan yield; amortizing fees over 8-month average life . Actively repricing Money Market and Savings accounts . 32% have rate plans tied to LIBOR, reset on first day of each month . Non-indexed accounts had over 50% beta vs the 150bp Fed rate cuts . Reduced Earnings Credit on DDA Account Analysis to zero – will generate increased fee income . 80% of current CDs mature during next 12 months 20

SPOT RATE* TRENDS _________________________________ 6.00% 5.21% 5.19% 4.83% 4.88% 5.00% 4.81% 4.77% 4.39% 4.00% 4.22% 4.31% 4.20% 4.07% 4.13% 3.00% Spreads outperforming the 150bp of rate reductions 2.00% 1.00% 0.99% 1.00% 0.76% 0.60% 0.00% 0.49% 0.46% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Note Rate** Deposit Cost Spread *Weighted average rate on the last day of each month **Excludes SBA PPP loans 21

CD REPRICING NEXT 12 MONTHS _________________________________ $35 2.00% 1.80% Millions $30 1.60% $25 1.40% $20 1.20% $15 1.00% $10 0.80% $5 0.60% $0 0.40% Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Maturing Balance WAIR* *Projected weighted average rate assuming all maturing CDs roll at current offering rate of 35 basis points 22

STRONG CAPITAL POSITION AT BANK _________________________________ PM BANK WELL-CAPITALIZED REQUIREMENT 14.5% . Stock buy-backs on hold 15.0% 13.3% 13.3% . No dividends and none 10.0% being considered 10.0% 8.0% 6.5% . Not adopting Community Bank Leverage Ratio 5.0% Framework 0.0% COMMON EQUITY TIER TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO 1 CAPITAL RATIO As of June 30, 2020 23

STRONG LIQUIDITY POSITION AT BANK _________________________________ . $645 million of total available liquidity . $279 million of primary liquidity and FRB Capacity, liquidity ratio of 16% $126 . Increased borrowing capacity for Cash, $261 funding PPP loans . Arranged for PPP loans to be pledged at Federal Reserve FHLB Capacity, Unpledged . Participant in PPPLF-$275mm $239 Securities, $18 of additional availability As of June 30, 2020 In millions 24

Investor Relations: Curt Christianssen (714) 438- 2531 Curt.christianssen@pmbank.com 25